Anchor Financial Corporation
                           Restricted Stock Agreement

         THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is made and entered into as of October 22, 1998 by and between Anchor Financial Corporation ("Anchor") and Tommy E. Looper ("Executive").

                                    RECITALS

A. In recognition of exceptional performance in the management of Anchor, Anchor desires to grant to Executive shares of common stock of Anchor (the "Common Stock"), subject to the terms and conditions set forth in this Agreement. The date on which such grant will occur shall be October 22, 1998.

B. In order to induce Anchor to grant such shares of Common Stock, Executive agrees to hold such shares subject to the restrictions and interests created by this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:


1.    Grant of Stock Anchor  hereby agrees to grant to Executive, subject to the
conditions  and   restrictions   contained  in  this  Agreement,   2,500  shares
(individually, a "Share" and collectively, the "Shares") of Common Stock.


2.    Restrictions

      (a)Transfer/Issuance Upon signing this Agreement, the Common Stock will be promptly issued or transferred and a certificate or certificates for such Shares shall be issued in the Executive's name. The Executive shall thereupon be a Shareholder of all the Shares represented by the certificate or certificates. As such, the Executive will have all the rights of a Shareholder with respect to such Shares, including the right to vote them and to receive all dividends and other distributions paid with respect to them, provided, however, that the Shares shall be subject to the restrictions in Section 2(c).

      (b)Restricted Period The term "Restricted Period" with respect to Restricted Shares (after which restrictions shall lapse) means a period starting on the date of grant of such Shares to the Executive and ending on August 17, 1999 for 20% of the Shares granted, August 17, 2000 for another 20% of the Shares granted, August 17, 2001 for another 20% of the Shares granted, August 17, 2002 for another 20% of the shares granted, and August 17, 2003 for the final 20% of the Shares granted.

      (c)Restrictions on Shares The restrictions to which Restricted Shares shall be subject are as follows:

         (i) During the Restricted Period applicable to such Shares and except as otherwise specifically provided in the Agreement, none of such Shares shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed during the Restricted Period.

         (ii) If an Executive's employment is terminated for any reason (other than for death, disability or Change in Control as addressed in Section 2(d)) at any time before the Restricted Period ends, Anchor shall so notify the escrow agent appointed under Section 2(a) and the escrow agent shall return the shares to Anchor.

      (d) Lapse of Restrictions Upon Death, Disability or Change in Control All restrictions lapse immediately upon the occurrence of any of the following: death of the Executive; disability of the Executive (as defined in the Executive's disability coverage provided through Anchor); or upon a Change in Control (as defined in the Executive's Employment Agreement).

3.    Miscellaneous

     (a) Legends on Certificates Any and all certificates hereby issued evidencing Shares of Common Stock shall have endorsed upon them a legend substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AS DESCRIBED IN THE RESTRICTED STOCK AGREEMENT DATED OCTOBER 22, 1998 BY AND BETWEEN ANCHOR FINANCIAL CORPORATION AND TOMMY E. LOOPER, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ANCHOR FINANCIAL CORPORATION.

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

     (b) Further Assurances Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

     (c) Notices Except as otherwise provided herein, all notices, requests, demands and other communications under this Agreement shall be in writing, and if given by telegram, telecopy, or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following address:

                           Anchor Financial Corporation
                           2002 Oak Street
                           Myrtle Beach, South Carolina  29578


   (d) Amendments; No Waiver This Agreement may be amended only by a written agreement executed by both of the parties hereto.

   (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

   (f) Disputes. In the event of any dispute among the parties arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees and expenses.

   (g) Entire Agreement. This Agreement and the instruments and agreement referenced herein constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede any and all prior agreements, whether written or oral, relating hereto.

   (h) Recapitalizations or Exchanges Affecting Anchor's Capital Stock. The provisions of this Agreement shall apply to any and all shares of capital stock or other securities of Anchor or any successor or assign of Anchor which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassificiation, combination, merger, consolidation or otherwise, and such shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement.

   (i) No Rights. Nothing in this Agreement shall affect in any manner whatsover the rights of Anchor or any of its Subsidiaries to terminate Executive's employment or other relationship for any reason with or without cause, subject to the terms and conditions of any agreement to which Executive may be a party.

   (j) Disclosure. Anchor shall have no duty or obligation to affirmatively disclose to Executive, and Executive shall have no right to be advised of, any material information regarding Anchor or any of its Subsidiaries at any time prior to, upon or in connection with Anchor's repurchase of the Shares under this Agreement at or after the cessation or termination of Executive's employment or other relationship with Anchor and/or any of its Subsidiaries.

   (k)    RIGHT IN OTHER CAPACITIES; EXECUTIVE'S REVIEW OF AGREEMENT.

         (i) ALTHOUGH AFTER HIS RECEIPT OF THE SHARES, EXECUTIVE WILL BE OR CONTINUE TO BE AN EXECUTIVE OF ANCHOR (OR A DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF ANCHOR), EXECUTIVE REPRESENTS THAT EXECUTIVE IS ACQUIRING THE SHARES AS AN EQUITY INVESTMENT AND WITHOUT ANY EXPECTATION THAT THE OWNERSHIP OF THE SHARES WILL ENTITLE EXECUTIVE TO ANY RIGHTS AS AN EXECUTIVE, OFFICER OR DIRECTOR OF ANCHOR (OR ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF ANCHOR) THAT WOULD NOT EXIST IF EXECUTIVE WERE NOT A SHAREHOLDER. EXECUTIVE FURTHER AGREES THAT NO CHANGE IN HIS OR HER EXPECTATIONS CONCERNING EMPLOYMENT OR CONCERNING HIS OR HER PARTICIPATION AS AN OFFICER OR DIRECTOR, IF APPLICABLE, WILL HAVE A REASONABLE BASIS UNLESS SET FORTH IN A WRITTEN AGREEMENT EXPRESSLY GIVING EXECUTIVE ADDITIONAL RIGHTS AS TO SUCH MATTERS. ANCHOR HEREBY ADVISES EXECUTIVE THAT ANCHOR IS ISSUING THE SHARES IN RELIANCE ON THE FOREGOING REPRESENTATIONS

OF EXECUTIVE AND IN THE EXPECTATON THAT EXECUTIVE WILL NOT HAVE
ANY RIGHT TO EMPLOYMENT BY ANCHOR (OR BY ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF ANCHOR) OR TO CONTINUE TO BE AN OFFICER OR DIRECTOR OF ANCHOR (OR OF ANY SUCH SUBSIDIARY OR OTHER AFFILIATE) BY VIRTUE OF EXECUTIVES OWNERSHIP OF THE SHARES AND THAT ANCHOR WOULD NOT ISSUE SHARES TO EXECUTIVE IF EXECUTIVE HAD ANY CONTRARY EXPECTATIONS.

         (ii) EXECUTIVE CONFIRMS THAT EXECUTIVE HAS CAREFULLY REVIEWED THIS AGREEMENT AND UNDERSTANDS IT. EXECUTIVE FURTHER CONFIRMS THAT EXECUTIVE HAS BEEN ADVISED TO CONSULT WITH LEGAL COUNSEL REPRESENTING EXECUTIVE CONCERNING THIS AGREEMENT AND ANY OTHER AGREEMENTS BETWEEN OR AMONG EXECUTIVE, ANCHOR AND ANY OF ITS PRESENT OR PROSPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS AND/OR EXECUTIVES.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.





                                     ANCHOR:

                                     ANCHOR FINANCIAL CORPORATION

                                     By: /s/ Thomas J. Rogers
                                     Name: Thomas J. Rogers
                                     Title: Vice Chairman

                                     EXECUTIVE
                                     /s/ Tommy E. Looper
                                     TOMMY E. LOOPER